Exhibit 10.1
Execution Version
INCREMENTAL COMMITMENT SUPPLEMENT dated as of September 19, 2023 (this “Agreement”), among MARATHON OIL CORPORATION, a Delaware corporation (the “Borrower”), BARCLAYS BANK PLC, JPMORGAN CHASE BANK, N.A., as the Administrative Agent, the SWINGLINE LENDER and each ISSUING BANK.
WHEREAS, reference is made to the Amended and Restated Credit Agreement dated as of May 28, 2014, as amended by the Seventh Amendment dated as of July 28, 2022 (as so amended, the “Credit Agreement”), among the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as the Administrative Agent, pursuant to which the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;
WHEREAS, the Borrower has requested that the Credit Agreement be amended to increase the aggregate amount of the Commitments by $61,000,000.00 (the “Commitment Increase”) to an aggregate total amount of Commitments outstanding after giving effect to this Agreement of $2,561,000,000.00;
WHEREAS, Barclays Bank PLC (the “Increasing Lender”) is willing to provide a Commitment in the amount equal to the Commitment Increase pursuant to the terms and subject to the conditions set forth herein and in the Credit Agreement; and
WHEREAS, JPMorgan Chase Bank, N.A. (in such capacity, the “Arranger”) has been appointed to act as sole lead arranger and sole bookrunner for the Commitment Increase.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.
SECTION 2.    Commitment Increase; Commitments. (a) The Increasing Lender agrees that, on and as of the Increase Effective Date (as defined below), it shall have a Commitment in an amount equal to the Commitment Increase.
(b)    The Increasing Lender acknowledges and agrees that, on and as of the Increase Effective Date, the Increasing Lender shall become a party to the Credit Agreement and shall be a Lender under, and shall have all the rights and obligations of a Lender under, the Credit Agreement. Each party hereto further acknowledges and agrees that, on the Increase Effective Date, the Percentages of the Lenders shall automatically be redetermined to give effect to the Commitment Increase pursuant to this Agreement. Without limiting the foregoing, the Increasing Lender further acknowledges and agrees that, on the Increase Effective Date and without any further action on the part of any Person, each Issuing Bank shall be deemed to have granted to the Increasing Lender, and the Increasing Lender shall have acquired from such Issuing Bank, a participation in each Letter of Credit (and the related Letter of Credit Liabilities) issued by such Issuing Bank and outstanding on the Increase Effective Date equal to the

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Exhibit 10.1

Increasing Lender’s Percentage (as so automatically redetermined on the Increase Effective Date) thereof. In the event any Revolving Borrowings are outstanding on the Increase Effective Date, the Increasing Lender and the Administrative Agent shall effect such payments as are contemplated by the fourth sentence of Section 2.17 of the Credit Agreement.
(c)    To the extent its approval of the Increasing Lender is required pursuant to Section 2.17 of the Credit Agreement, each of the Administrative Agent, the Issuing Banks and the Swingline Lender hereby approve the identity of the Increasing Lender.
SECTION 3.    Representations and Warranties. The Borrower hereby represents and warrants that:
(a)    The execution, delivery and performance by the Borrower of this Agreement are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    On and as of the Increase Effective Date, before and after giving effect to this Agreement, the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement (and treating all references therein to (i) “this Agreement” as references to each of the Credit Agreement and this Agreement and (ii) “the Seventh Amendment Effective Date” as references to the Increase Effective Date) are true in all material respects (except to the extent (A) any such representations or warranties are expressly limited to an earlier date, in which case such representations and warranties continue to be true and correct in all material respects as of such specified earlier date or (B) such representations or warranties are qualified by a materiality standard, in which case such representations and warranties are true in all respects).
(c)    On and as of the Increase Effective Date, before and after giving effect to this Agreement, no Default has occurred and is continuing.
SECTION 4.    Effectiveness. The Commitment Increase shall become effective as of the first date (the “Increase Effective Date”) on which:
(a)    the Administrative Agent shall have executed this Agreement and shall have received from the Borrower, the Increasing Lender, the Swingline Lender and each Issuing Bank either (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which, subject to Section 9.09 of the Credit Agreement, may include Electronic Signatures transmitted by emailed .pdf or other any other electronic means that reproduces an image of an actual executed signature page) that such party has signed a counterpart of this Agreement;
(b)    the Administrative Agent shall have received all documents the Administrative Agent may reasonably request relating to the existence of the Borrower and the corporate authority for and the authorization of this Agreement, all in form and substance reasonably satisfactory to the Administrative Agent;

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Exhibit 10.1

(c)    the Administrative Agent shall have received a letter from White & Case LLP, counsel for the Borrower, providing permission that the Increasing Lender may rely on the legal opinion previously delivered in connection with the Credit Agreement on July 28, 2022, in form and substance reasonably satisfactory to the Increasing Lender;
(d)    the Administrative Agent shall have received a certificate, dated the Increase Effective Date, of a financial officer of the Borrower confirming the accuracy of the representations and warranties set forth in Section 3 of this Agreement; and
(e)    the Borrower shall have paid to the Increasing Lender the fee required to be paid on the Increase Effective Date pursuant to the fee letter entered into by the Borrower and the Increasing Lender in connection with this Agreement.
The Administrative Agent shall notify the Borrower and the Lenders of the Increase Effective Date, and such notice shall be conclusive and binding.
SECTION 5.    Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Swingline Lender, the Issuing Banks or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.
(b)    On and after the Increase Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.
(c)    It is agreed that the Arranger and its Related Parties shall be entitled to the benefits of Section 9.03(b) of the Credit Agreement with respect to the arrangement of the Commitment Increase and this Agreement, the preparation, execution and delivery of this Agreement and other matters relating to or arising out of this Agreement to the same extent as the Administrative Agent and its Related Parties are entitled to the benefits of such Section in respect of the preparation of the Credit Agreement or other matters relating to or arising out of the Credit Agreement.
(d)    This Agreement shall constitute written notice required to be given by the Borrower to the Administrative Agent pursuant to Section 2.17 of the Credit Agreement with respect to the Commitment Increase.
SECTION 6.    Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Exhibit 10.1

SECTION 7.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement that is an Electronic Signature transmitted by emailed .pdf or other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 8.    Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 9.    Incorporation by Reference. The provisions of Sections 9.08(b), 9.08(c), 9.12 and 9.16 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.
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Exhibit 10.1
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.
MARATHON OIL CORPORATION,
by
/s/ James C. Sandoval
Name: James C. Sandoval
Title: Vice President & Treasurer

Signature Page to Incremental Commitment Supplement

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Exhibit 10.1

BARCLAYS BANK PLC, as Increasing Lender,
by
/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

Signature Page to Incremental Commitment Supplement

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Exhibit 10.1

JPMORGAN CHASE BANK, N.A., as the Administrative Agent, the Swingline Lender and an Issuing Bank,
by
/s/ Justin Carter
Name: Justin Carter
Title: Vice President

Signature Page to Incremental Commitment Supplement

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Exhibit 10.1
MIZUHO BANK, LTD., as an Issuing Bank,
by
/s/ Edward Sacks
Name: Edward Sacks
Title: Executive Director

Signature Page to Incremental Commitment Supplement

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Exhibit 10.1
MORGAN STANLEY BANK, N.A., as an Issuing Bank,
by
/s/ Aaron McLean
Name: Aaron McLean
Title: Authorized Signatory

Signature Page to Incremental Commitment Supplement

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Exhibit 10.1
ROYAL BANK OF CANADA, as an Issuing Bank,
by
/s/ Emilee Scott
Name: Emilee Scott
Title:

Signature Page to Incremental Commitment Supplement

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Exhibit 10.1
SUMITOMO MITSUI BANKING CORPORATION., as an Issuing Bank,
by
/s/ Jeffrey Cobb
Name: Jeffrey Cobb
Title: Director

Signature Page to Incremental Commitment Supplement

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Exhibit 10.1
THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as an Issuing Bank,
by
/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

Signature Page to Incremental Commitment Supplement

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Exhibit 10.1
THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as an Issuing Bank,
by
/s/ Jonathan Schwartz
Name: Jonathan Schwartz
Title: Authorized Signatory

Signature Page to Incremental Commitment Supplement

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